SCHEDULE OF PREPAYMENTS (Details)	Sep. 30, 2025 HKD ($)	Sep. 30, 2025 USD ($)	Mar. 31, 2025 HKD ($)
Prepayments
Prepayments for operation	$ 1,415,538	$ 181,479	$ 1,714,066
Prepayments for marketing expenses	1,137,290	145,807	903,290
Prepayments for market advisory service	2,436,290	312,345	5,469,957
Prepayments current	4,989,118	639,631	8,087,313
Prepayments for marketing expenses			801,000
Total:	$ 4,989,118	$ 639,631	$ 8,888,313